As filed with the Securities and Exchange Commission on February 11, 2000



                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                 February 8, 2000




                         COOPER TIRE & RUBBER COMPANY
            (Exact name of registrant as specified in its charter)


           DELAWARE                 1-4329                    34-4297750
        (State or other          (Commission               (I.R.S. employer
         jurisdiction of         File Number)            identification no.)
         incorporation)


                  Lima and Western Avenues, Findlay, Ohio 45840
                    (Address of principal executive offices)
                                  (Zip Code)


                                (419) 423-1321
              (Registrant's telephone number, including area code)





















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
Item 5.  Other Events
------   ------------

In 1999 the Company redefined its measurement of segment profit to exclude interest expense and foreign currency gains/losses. The Company is restating the earlier quarters of 1999 and the quarters of 1998 to reflect this change.



SELECTED QUARTERLY DATA                                           (Unaudited)
(Dollar amounts in thousands)

                                               1999
                         -------------------------------------------------
                          First        Second         Third        Fourth
                         Quarter       Quarter       Quarter       Quarter
                         -------       -------       -------       -------
Revenues from external customers:
     Tire               $352,062      $368,410      $424,310      $412,328
     Automotive          115,825       126,942       107,573       293,302
     Eliminations              -             -             -        (4,409)
                         -------       -------       -------       -------
     Net sales          $467,887      $495,352      $531,883      $701,221
                         =======       =======       =======       =======

Segment Profit:
     Tire               $ 37,197      $ 46,124      $ 47,960      $ 45,108
     Automotive           16,105        17,418         9,419        19,749
                         -------       -------       -------       -------
                          53,302        63,542        57,379        64,857
     Other                (3,678)       (3,945)       (3,510)      (12,450)
                         -------       -------       -------       -------
     Income before
       income taxes     $ 49,624      $ 59,597      $ 53,869      $ 52,407
                         =======       =======       =======       =======


                                               1998
                         -------------------------------------------------
Revenues from external customers:
     Tire               $330,326      $347,544      $389,237      $377,228
     Automotive          107,232       114,196        91,379       118,983
                         -------       -------       -------       -------
     Net sales          $437,558      $461,740      $480,616      $496,211
                         =======       =======       =======       =======

Segment Profit:
     Tire               $ 32,690      $ 36,499      $ 42,260      $ 43,793
     Automotive           12,547        18,451         6,880        16,415
                         -------       -------       -------       -------
                          45,237        54,950        49,140        60,208
     Other                (2,931)       (3,222)       (3,049)       (2,116)
                         -------       -------       -------       -------
     Income before
       income taxes     $ 42,306      $ 51,728      $ 46,091      $ 58,092
                         =======       =======       =======       =======

                                  SIGNATURES
                                  ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COOPER TIRE & RUBBER COMPANY


                                        By: /S/ Eileen B. White
                                            ----------------------
                                            Corporate Controller
                                            (Principal Accounting Officer)

February 11, 2000
-----------------
     (Date)











































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